UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 FORM 8-K
 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 16, 2020

(Commission File Number)	(Exact Name of Registrant as Specified in Its Charter) (Address of Principal Executive Offices) (Zip Code) (Telephone Number)	(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification No.)
1-9516	ICAHN ENTERPRISES L.P.	Delaware	13-3398766
16690 Collins Avenue, Penthouse Suite
Sunny Isles Beach, FL 33160
(305) 422-4000

333-118021-01	ICAHN ENTERPRISES HOLDINGS L.P.	Delaware	13-3398767
16690 Collins Avenue, Penthouse Suite
Sunny Isles Beach, FL 33160
(305) 422-4000

    (Former Name or Former Address, if Changed Since Last Report)
N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Depositary Units of Icahn Enterprises L.P. Representing Limited Partner Interests	IEP	NASDAQ	Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 16, 2020, the Board of Directors (the “Board”) of Icahn Enterprises G.P. Inc. (“Icahn Enterprises G.P.”), the general partner of Icahn Enterprises L.P. (“Icahn Enterprises”), appointed Stephen A. Mongillo to serve as a director of Icahn Enterprises G.P. and as a member of the audit committee of the Board (the “Audit Committee”) to fill the vacancy created by the resignation of Jack G. Wasserman from the Board and Audit Committee on February 27, 2020.

Mr. Mongillo, age 58, has served as a director of CVR Energy, Inc., a majority owned subsidiary of Icahn Enterprises, since May 2012. Mr. Mongillo is currently, and has been since April 2012, the Chairman and CEO of AMPF, Inc., a distributor of picture frame mouldings and supplies of which he is also the principal shareholder. From 2016 to 2018, Mr. Mongillo served as a director or HERC Holdings, Inc., a publicly traded equipment rental company. Mr. Mongillo received a B.A. from Trinity College and an M.B.A from the Amos Tuck School of Business Administration at Dartmouth College.

There are no arrangements or understandings between Mr. Mongillo and any other persons pursuant to which he was selected as director and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICAHN ENTERPRISES L.P.
(Registrant)

By:	Icahn Enterprises G.P. Inc., its general partner

By:	/s/ Peter Reck
Peter Reck
Chief Accounting Officer

Date:   March 16, 2020

ICAHN ENTERPRISES HOLDINGS L.P.
(Registrant)

By:	Icahn Enterprises G.P. Inc., its general partner

By:	/s/ Peter Reck
Peter Reck
Chief Accounting Officer

Date:   March 16, 2020

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